Exhibit 10.2

Execution Version

PLEDGE AND SECURITY AGREEMENT

This PLEDGE AND SECURITY AGREEMENT, dated as of January 9, 2020 (as amended, restated, supplemented or otherwise modified from time to time, this “Security Agreement”), is made by HARMONY BIOSCIENCES LLC, a Delaware limited liability company (the “Borrower”), HARMONY BIOSCIENCES II, INC., a Delaware corporation, (“Holdings”) (the Borrower and Holdings, together with any other entity that may become a party hereto as provided herein, are referred to each as a “Grantor” and, collectively as the “Grantors”), in favor of ORBIMED ROYALTY & CREDIT OPPORTUNITIES III, LP, a Delaware limited partnership (together with its successors, transferees and assignees, as Administrative Agent (the “Administrative Agent”) for the Secured Parties (defined below).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, dated as of January 9, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the Lenders party thereto and the Administrative Agent, the Lenders have extended a Commitment to make Loans to the Borrower; and

WHEREAS, as a condition precedent to the making of the Loans and as an inducement for the Lenders to make the Loans, in each case, under the Credit Agreement, each Grantor is required to execute and deliver this Security Agreement;

WHEREAS, it is required under the terms of the Credit Agreement that the Grantors shall have granted, pledged and assigned the security interests and undertaken the obligations contemplated by this Security Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees, for the benefit of the Secured Parties, as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1.    Certain Terms. The following terms (whether or not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

“Administrative Agent” is defined in the preamble.

“Bioprojet Agreements” means the Key Contracts listed in clauses (a) through (b) of the definition thereof as of the date hereof, including any replacement thereof.

“Borrower” is defined in the preamble.

“Collateral” is defined in Section 2.1.

“Collateral Accounts” is defined in Section 4.3(b).

“Computer Hardware and Software Collateral” means (a) all of the Grantors’ owned computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware, including all operating system software, utilities and application programs in whatsoever form; (b) all software programs (including both source code, object code and all related applications and data files) designed for use on the computers and electronic data processing hardware described in clause (a) above; (c) all firmware associated therewith; (d) all documentation (including flow charts, logic diagrams, manuals, guides, specifications, training materials, charts and pseudo codes) with respect to such hardware, software and firmware described in the preceding clauses (a) through (c); and (e) all rights with respect to all of the foregoing, including copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, improvements, error corrections, updates, additions or model conversions of any of the foregoing.

“Control Agreement” means an authenticated record in form and substance reasonably satisfactory to the Administrative Agent, that provides for the Administrative Agent to have “control” (as defined in the UCC) over certain Collateral.

“Copyright Collateral” means all Copyrights, including: (a) the Copyrights referred to in Item A of Schedule V, and registrations and recordings thereof and all applications for registration thereof, whether pending or in preparation; (b) all Copyright licenses, including each material Copyright license referred to in Item B of Schedule V; (c) the right to sue for past, present and future infringements of any of the foregoing, all rights corresponding thereto, all extensions and renewals of any thereof; and (d) all Proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and Proceeds of suit, which are owned or licensed by the Grantors.

“Credit Agreement” is defined in the first recital.

“Distributions” means all dividends paid on Capital Securities, liquidating dividends paid on Capital Securities, shares (or other designations) of Capital Securities resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Capital Securities constituting Collateral.

“Financing Statements” is defined in Section 3.7(b).

“General Intangibles” means all “general intangibles” and all “payment intangibles”, each as defined in the UCC and shall include all interest rate or currency protection or hedging arrangements, all tax refunds, all licenses, permits, concessions and authorizations and all Intellectual Property Collateral (in each case, regardless of whether characterized as general intangibles under the UCC).

“Grantor” and “Grantors” are defined in the preamble.

“Holdings” is defined in the preamble.

“Intellectual Property Collateral” means, collectively, the Computer Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral.

“Intercompany Note” means any promissory note evidencing loans made by any Grantor to any other Grantor.

“Investment Property” means, collectively, (a) all “investment property” as such term is defined in Section 9-102(a)(49) of the UCC and (b) whether or not constituting “investment property” as so defined, all Pledged Notes.

“Motor Vehicles” means motor vehicles, tractors, trailers and other like property, if the title thereto is governed by a certificate of title or ownership.

“Patent Collateral” means:

(a)    all of the Patents, including all Patent applications in preparation for filing and each Patent and Patent application referred to in Item A of Schedule III;

(b)    all Patent licenses, and other agreements providing any Grantor with the right to use any items of the type referred to in clause (a) above, including each Patent license referred to in Item B of Schedule III (excluding any licenses to any Grantor for commercially available off-the-shelf software); and

(c)    all Proceeds of, and rights associated with, the foregoing (including licenses, royalties income, payments, claims, damages and Proceeds of infringement suits) and the right to sue third parties for past, present or future infringements of any Patent and for breach or enforcement of any patent license.

“Permitted Liens” means all Liens permitted by Section 8.3 of the Credit Agreement.

“Pledged Notes” means all promissory notes listed on Item J of Schedule II (as such schedule may be amended or supplemented from time to time), all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor.

“Secured Parties” means, collectively, the Administrative Agent and the Lenders and “Secured Party” means any one of them.

“Securities Act” is defined in Section 6.2(a).

“Security Agreement” is defined in the preamble.

“Trade Secrets” is defined in the definition of “Trade Secrets Collateral.”

“Trade Secrets Collateral” means (a) all of the Grantors’ common Law and statutory trade secrets and all other confidential and proprietary information, and all know-how obtained by or used in the business of any Grantor (all of the foregoing being collectively called a “Trade Secret”), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret; (b) all Trade Secret licenses, including each Trade Secret license referred to in Schedule VI (excluding any licenses to any Grantor for commercially available off-the-shelf software); and (c) including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

“Trademark Collateral” means:

(a)    (i) all of the Grantors’ Trademarks and all goodwill of the business associated therewith, now existing or hereafter adopted or acquired including those referred to in Item A of Schedule IV, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark (the “USPTO”) or in any office or agency of the United States of America, or any state thereof or any other country or political subdivision thereof or otherwise, and all common-law rights relating to the foregoing, and (ii) the right to obtain all reissues, extensions or renewals of the foregoing;

(b)    all Trademark licenses for the grant by or to any Grantors of any right to use any Trademark, including each Trademark license referred to in Item B of Schedule IV (excluding any licenses to any Grantor for commercially available off-the-shelf software);

(c)    the right to sue third parties for past, present and future infringements of any Trademark Collateral described in clause (a) and, to the extent applicable, clause (b); and

(d)    all Proceeds of, and rights associated with, the foregoing, including any claim by any Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license and all rights corresponding thereto throughout the world.

SECTION 1.2.    Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

SECTION 1.3.    UCC Definitions. When used herein the terms “Account”, “Certificated Securities”, “Chattel Paper”, “Commercial Tort Claim”, “Commodity Account”, “Commodity Contract”, “Deposit Account”, “Document”, “Electronic Chattel Paper”, “Equipment”, “Goods”, “Instrument”, “Inventory”, “Letter of Credit Rights”, “Payment Intangibles”, “Proceeds”, “Promissory Notes”, “Securities Account”, “Security Entitlement”, “Supporting Obligations” and “Uncertificated Securities” have the meaning provided in Article 8 or Article 9, as applicable, of the UCC. “Letters of Credit” has the meaning provided in Section 5-102 of the UCC.

ARTICLE II

SECURITY INTEREST

SECTION 2.1.    Grant of Security Interest. Each Grantor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in all of such Grantor’s right, title and interest in and to the following property, whether now or hereafter existing, owned or acquired by such Grantor, and wherever located (collectively, the “Collateral”):

(a)    Accounts;

(b)    Chattel Paper;

(c)    Commercial Tort Claims, including those listed on Item I of Schedule II (as such schedule may be amended or supplemented from time to time);

(d)    Deposit Accounts;

(e)    Documents;

(f)    General Intangibles;

(g)    Goods (including Goods held on consignment with third parties);

(h)    Instruments;

(i)    Investment Property;

(j)    Letter of Credit Rights and Letters of Credit;

(k)    Supporting Obligations;

(l)    all books, records, writings, databases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this Section 2.1;

(m)    all Proceeds of any of the foregoing and, to the extent not otherwise included, (i) all payments under insurance (whether or not the Administrative Agent is the loss payee thereof) in respect of Collateral and (ii) all tort claims; and

(n)    all other property and rights of every kind and description and interests therein.

Notwithstanding anything to the contrary, the term “Collateral” shall not include:

(i)    any General Intangibles or other rights, in each case arising under any contracts, instruments, lease, licenses or other documents as to which the grant of a security interest would (A) constitute or result in a violation, breach, termination, default or invalidity thereunder or thereof in favor of a third party, unless and until any required consents shall have been obtained or (B) give any other party to such contract, instrument, license or other document the right to terminate its obligations thereunder, including any Key Contract or Material Agreement to the extent described in this clause (i);

(ii)    Trademark applications filed in the USPTO on the basis of such Grantor’s “intent to use” such trademark, unless and until acceptable evidence of use of the Trademark has been filed with the USPTO pursuant to Section 1(c) or Section 1(d) of the Lanham Act (15 U.S.C. 1051, et seq.), to the extent that granting a Lien in such Trademark application prior to such filing would adversely affect the enforceability or validity of such Trademark application;

(iii)    any asset, the granting of a security interest in which would be void, materially restricted or illegal under any applicable Law (including, without limitation, any requirement made under applicable Law to obtain the consent or approval of any Governmental Authority), or pursuant thereto would result in, or permit the termination of, such asset; or

(iv)    any asset subject to a Permitted Lien (other than Liens in favor of the Secured Parties) securing obligations permitted under the Credit Agreement to the extent that the grant of other Liens on such asset (A) would result in a breach, termination, invalidity or violation of, or constitute a default under, the agreement or instrument governing such Permitted Lien (or the transaction or obligations secured thereby), (B) would result in the loss of use of such asset or (C) would permit the holder of such Permitted Lien to terminate the Grantor’s use of such asset;

(v)    the Excluded Accounts, as that term is defined in Section 7.13 of the Credit Agreement;

(vi)    any assets with respect to which the Administrative Agent determines, in its reasonable discretion, that the cost of obtaining a security interest therein, or Lien thereon exceed the practical benefits to the Secured Parties of the security afforded thereby;

(vii)    any leasehold or subleasehold interests in any real property; and

(viii)    any Motor Vehicles.

provided that the property described in each of clauses (i), (iii) and (iv) above shall only be excluded from the term “Collateral” to the extent the conditions stated in such clauses are not rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC or any other applicable Law;

provided further that the property described in each of clauses (i) through (vii) above shall not include any Proceeds, products, substitutions or replacements thereof (unless such Proceeds, products, substitutions or replacements would otherwise constitute property described in any of clauses (i) through (vii) above).

SECTION 2.2.    Security for Obligations. This Security Agreement and the Collateral in which the Administrative Agent, for the benefit of the Secured Parties, is granted a security interest hereunder by the Grantors to secure the payment and performance of all of the Obligations.

SECTION 2.3.    Grantors Remain Liable. Anything herein to the contrary notwithstanding:

(a)    the Grantors will remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and will perform all of their duties and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed;

(b)    the exercise by any Secured Party of any of its rights hereunder will not release any Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral; and

(c)    the Secured Parties will not have any obligation or liability under any contracts or agreements included in the Collateral by reason of this Security Agreement, nor will the Secured Parties be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 2.4.    Distributions on Capital Securities; Payments on Pledged Notes. In the event that any (a) Distribution with respect to any Capital Securities or (b) payment with respect to any Pledged Notes, in each case pledged hereunder, is not prohibited under Section 8.6 of the Credit Agreement, such Distribution or payment may be paid directly to the applicable Grantor. If any Distribution or payment is made in contravention of Sections 8.5 or 8.6 of the Credit Agreement, such Grantor shall hold the same segregated and in trust for the Administrative Agent, for the benefit of the Secured Parties, until paid to the Administrative Agent in accordance with Section 4.1.5.

SECTION 2.5.    Security Interest Absolute, Etc.. This Security Agreement shall in all respects be a continuing, absolute, unconditional and irrevocable grant of security interest and shall remain in full force and effect, in each case, until the Termination Date. All rights of the Secured Parties and the security interests granted to the Administrative Agent, for the benefit of the Secured Parties, hereunder, and all obligations of the Grantors hereunder, shall, to the fullest extent permitted by applicable Law, in each case, be absolute, unconditional and irrevocable irrespective of:

(a)    any lack of validity, legality or enforceability of any Loan Document (other than this Security Agreement);

(b)    the failure of any Secured Party (i) to assert any claim or demand or to enforce any right or remedy against the Borrower, Holdings or any of the Subsidiaries or any other Person (including any other Grantor) under the provisions of any Loan Document or otherwise, or

(i)    to exercise any right or remedy against any other guarantor (including any other Grantor) of, or Collateral securing, any Obligations;

(c)    any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other extension, compromise or renewal of any Obligations;

(d)    any reduction, limitation, impairment or termination of any Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise and shall not be subject to (and each Grantor hereby waives, until payment of all Obligations, any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations or otherwise;

(e)    any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of any Loan Document;

(f)    any addition, exchange or release of any Collateral or of any Person that is (or will become) a Grantor (including the Grantors hereunder), or any surrender or non-perfection of any Collateral, or any amendment to or waiver or release or addition to, or consent to or departure from, any other guaranty held by the Administrative Agent, for the benefit of the Secured Parties, securing any of the Obligations; or

(g)    any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of the Borrower, Holdings or any of the Subsidiaries, any surety or any guarantor.

SECTION 2.6.    Postponement of Subrogation. Each Grantor agrees that it will not exercise any rights against another Grantor which it may acquire by way of rights of subrogation under any Loan Document to which it is a party until following the Termination Date. No Grantor shall seek or be entitled to seek any contribution or reimbursement from the Borrower, Holdings or any other Grantor, in respect of any payment made under any Loan Document or otherwise, until following the Termination Date. Any amount paid to any Grantor on account of any such subrogation rights prior to the Termination Date shall be held in trust for the benefit of the Secured Parties and shall immediately be paid and turned over to the Administrative Agent, for the benefit of the Secured Parties, in the exact form received by such Grantor (duly endorsed in favor of the Administrative Agent, if required), to be credited and applied against the Obligations, whether matured or unmatured, in accordance with Section 6.1(b); provided that if such Grantor has made payment to the Administrative Agent of all or any part of the Obligations and the Termination Date has occurred, then at such Grantor’s request, the Administrative Agent will, at the expense of such Grantor, execute and deliver to such Grantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Grantor of an interest in the Obligations resulting from such payment. In furtherance of the foregoing, at all times prior to the Termination Date, such Grantor shall refrain from taking any action or commencing any proceeding against the Borrower, Holdings or any other Grantor (or their successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Security Agreement to the Administrative Agent or any other Secured Party.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

In order to induce the Secured Parties to enter into the Credit Agreement and make the Loans thereunder, the Grantors represent and warrant to the Administrative Agent, for the benefit of the Secured Parties, as set forth below.

SECTION 3.1.    As to Capital Securities of the Subsidiaries, Investment Property.

(a)    With respect to any Subsidiary of any Grantor that is:

(i)    a corporation, business trust, joint stock company or similar Person, all Capital Securities issued by such Subsidiary are duly authorized and validly issued, fully paid and non-assessable, and represented by a certificate or certificates; and

(ii)    a partnership or limited liability company, no Capital Securities issued by such Subsidiary (including the Borrower) (A) is dealt in or traded on securities exchanges or in securities markets, (B) expressly provides that such Capital Securities is a security governed by Article 8 of the UCC or (C) is held in a Securities Account, except, with respect to this clause (a)(ii), Capital Securities (x) for which the Administrative Agent is the registered owner or (y) with respect to which the issuer has agreed in an authenticated record with such Grantor and the Administrative Agent to comply with any instructions of the Administrative Agent without the consent of such Grantor.

(b)    Each Grantor has delivered all Certificated Securities constituting Collateral held by such Grantor in a Subsidiary (including the Borrower) on the Closing Date (or, solely with respect to a Grantor that becomes a party to this Security Agreement after the Closing Date, on the date such Grantor becomes a party to this Security Agreement) to the Administrative Agent, together with duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Administrative Agent.

(c)    [Reserved]

(d)    The percentage of the issued and outstanding Capital Securities of each Subsidiary (including the Borrower) pledged on the Closing Date (or, solely with respect to a Grantor that becomes a party to this Security Agreement after the Closing Date, on the date such Grantor becomes a party to this Security Agreement) by each Grantor hereunder is as set forth on Schedule I. All shares of such Capital Securities have been duly and validly issued and are fully paid and non-assessable (in the case of any Capital Securities issued by a corporation) or duly issued and outstanding (in the case of any Capital Securities in any partnership or limited liability company).

(e)    Each of the Intercompany Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws relating to or affecting creditors’ rights generally, general equitable principle s (whether considered in a proceeding in equity or at Law) and an implied covenant of good faith and fair dealing.

SECTION 3.2.    Grantor Name, Location, Etc. In each case as of the Closing Date (or, solely with respect to a Grantor that becomes a party to this Security Agreement after the Closing Date, on the date such Grantor becomes a party to this Security Agreement):

(a)    (i) The jurisdiction in which each Grantor is located for purposes of Sections 9-301 and 9-307 of the UCC and (ii) the address of each Grantor’s executive office and principal place of business is set forth in Item A of Schedule II.

(b)    The Grantors do not have any trade names other than those set forth in Item C of Schedule II hereto.

(c)    During the twelve (12) months preceding the date hereof (or, solely with respect to a Grantor that becomes a party to this Security Agreement after the Closing Date, preceding the date such Grantor becomes a party to this Security Agreement), no Grantor has been known by any legal name different from the one set forth on the signature page hereto, nor has such Grantor been the subject of any merger or other corporate reorganization, except as set forth in Item D of Schedule II hereto.

(d)    Each Grantor’s federal taxpayer identification number (or foreign equivalent) is (and, during the twelve (12) months preceding the date hereof (or, solely with respect to a Grantor that becomes a party to this Security Agreement after the Closing Date, preceding the date such Grantor becomes a party to this Security Agreement), such Grantor has not had a federal taxpayer identification number (or equivalent) different from that) set forth in Item E of Schedule II hereto.

(e)    No Grantor is a party to any federal, state or local government contract except as set forth in Item F of Schedule II hereto.

(f)    No Grantor maintains any Deposit Accounts, Securities Accounts or Commodity Accounts with any Person, in each case, except as set forth on Item G of Schedule II.

(g)    No Grantor is the beneficiary of any Letters of Credit in excess of $500,000, except as set forth on Item H of Schedule II.

(h)    No Grantor has Commercial Tort Claims in favor of such Grantor in excess of $500,000 except as set forth on Item I of Schedule II.

(i)    The name set forth on the signature page attached hereto (or the signature page of the supplement hereto by which such Grantor has become a party to this Security Agreement, as applicable) is the true and correct legal name (as defined in the UCC) of each Grantor.

SECTION 3.3.    Ownership, No Liens, Etc. Each Grantor owns its Collateral free and clear of any Lien, except for (a) any security interest created by this Security Agreement and (b) Permitted Liens. No effective UCC financing statement or other filing similar in effect covering all or any part of the Collateral is on file in any recording office, except those filed in favor of the Administrative Agent relating to this Security Agreement, Permitted Liens or as to which a duly authorized termination statement relating to such UCC financing statement or other instrument has been delivered to the Administrative Agent on the Closing Date. No Grantor has granted a Lien (other than non-consensual Permitted Liens and Permitted Liens described in clauses (a) and (k) of Section 8.3 of the Credit Agreement) in any Bioprojet Agreement to any Person, other than the Secured Parties to the extent contemplated under this Agreement.

SECTION 3.4.    Possession of Inventory, Control, Etc.

(a)    Each Grantor has, and agrees that it will maintain, exclusive possession of its Documents, Instruments, Promissory Notes, Goods, Equipment and Inventory, other than (i) Equipment or Inventory that is in transit in the ordinary course of business, (ii) Equipment or Inventory that in the ordinary course of business is in the possession or control of a warehouseman, bailee agent or other Person (other than a Person controlled by or under common control with such Grantor), with respect to any such assets with an aggregate value in excess of $2,000,000, that has been notified of the security interest created in favor of the Administrative Agent, for the benefit of the Secured Parties, pursuant to this Security Agreement and with respect to which such Grantor has exercised commercially reasonable efforts to have authenticated a record acknowledging that such warehouseman, bailee agent or other Person holds possession of such Collateral for the benefit of the Secured Parties and waives any Lien held by it against such Collateral, (iii) Inventory that is in the possession of any Person in connection with a conditional sale, title retention, consignment or similar arrangements for sale of goods or products in the ordinary course of business and (iv) any Documents, Instruments, Promissory Notes, Goods, Equipment and Inventory that have been delivered to the Administrative Agent.

(b)    Each Grantor is the sole entitlement holder of its Deposit Accounts, and no other Person (other than the Administrative Agent pursuant to this Security Agreement or any other Person with respect to Permitted Liens) has control or possession of, or any other interest in, any of its Deposit Accounts or any other securities or property credited thereto, in each case, except as otherwise expressly permitted under the Credit Agreement.

SECTION 3.5.    Negotiable Instruments and Chattel Paper. Each Grantor has delivered to the Administrative Agent possession of all originals of all Instruments, Promissory Notes and tangible Chattel Paper (other than any Intercompany Note, any Instrument, Promissory Note or tangible Chattel Paper held in a Securities Account or any Instrument, Promissory Note or tangible Chattel Paper not exceeding $500,000 in principal amount individually or $1,000,000 in principal amount in the aggregate) held by such Grantor on the Closing Date (or, solely with respect to a Grantor that becomes a party to this Security Agreement after the Closing Date, on the date such Grantor becomes a party to this Security Agreement).

SECTION 3.6.    Intellectual Property Collateral. Except as disclosed on Schedules III through VI, with respect to any Intellectual Property Collateral:

(a)    any material Intellectual Property Collateral owned by any Grantor is, to the knowledge of such Grantor, valid, subsisting, unexpired and enforceable and has not been abandoned or adjudged invalid or unenforceable, in whole or in part;

(b)    such Grantor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to all Intellectual Property Collateral owned by such Grantor and to the knowledge of such Grantor, no claim has been made that the use of such Intellectual Property Collateral by such Grantor does or may, conflict with, infringe, misappropriate, dilute, misuse or otherwise violate in any material respect, any of the rights of any third party;

(c)    such Grantor has made all necessary filings and recordations to protect its interest in any Intellectual Property Collateral owned by such Grantor to the extent such filing or recordation is necessary for the conduct of the business substantially in the manner presently conducted, including recordations of all of its interests in the Patent Collateral and Trademark Collateral in the USPTO or foreign equivalent, and its claims to the Copyright Collateral in the United States Copyright Office (the “USCO”) or foreign equivalent, and, to the extent necessary, has used proper statutory notice in connection with its use of any material Patent, Trademark and Copyright in any of such Intellectual Property Collateral;

(d)    such Grantor has taken all reasonable steps to safeguard its Trade Secrets and to its knowledge (i) none of the Trade Secrets of such Grantor has been used, divulged, disclosed or appropriated for the benefit of any other Person other than a Grantor; (ii) no employee, independent contractor or agent of such Grantor has misappropriated any Trade Secrets of any other Person in the course of the performance of his or her duties as an employee, independent contractor or agent of such Grantor; and (iii) no employee, independent contractor or agent of such Grantor is in default or breach of any material term of any employment agreement, non-disclosure agreement, assignment of inventions agreement or similar agreement or contract relating in any material way to the protection, ownership, development, use or transfer of such Grantor’s Intellectual Property Collateral;

(e)    to such Grantor’s knowledge, no third party is infringing upon any Intellectual Property owned or used by such Grantor in any material respect, or any of its respective licensees in any material respect;

(f)    no written settlement or consents, covenants not to sue, nonassertion assurances, or releases have been entered into by such Grantor or to which such Grantor is bound that adversely affects its rights to own or use any Intellectual Property in any material respect;

(g)    such Grantor has not granted a Lien in any Intellectual Property Collateral owned by such Grantor that has not been terminated or released except Permitted Liens;

(h)    such Grantor has executed and delivered to the Administrative Agent Intellectual Property Collateral security agreements for all applications and registrations for all Copyrights, Patents and Trademarks owned by such Grantor;

(i)    such Grantor uses commercially reasonable efforts designed to ensure the quality of the manufacture, distribution and sale of all products sold by the Grantor and in the provision of all services rendered under or in connection with all Trademarks and has taken all commercially reasonable actions necessary to ensure that all licensees of the Trademarks owned by such Grantor use such adequate standards of quality;

(j)    the consummation of the transactions contemplated by the Credit Agreement and this Security Agreement will not result in the termination or material impairment of any material portion of the Intellectual Property Collateral; and

(k)    to such Grantor’s knowledge, such Grantor owns or is entitled to use by license, lease or other agreement, all Patents, Trademarks, Trade Secrets, Copyrights, mask works, licenses, technology, know-how, processes and rights with respect to any of the foregoing as necessary to conduct the business and operations of such Grantor substantially in the manner presently conducted.

SECTION 3.7.    Validity, Etc.

(a)    This Security Agreement creates a valid security interest in the Collateral securing the payment of the Obligations to the extent such security interest may be created pursuant to Article 9 of the UCC.

(b)    Upon the filing of a UCC-1 financing statement naming the applicable Grantor as debtor, the Administrative Agent as secured party and listing all personal property as the collateral (collectively, the “Financing Statements”) in the jurisdiction of organization of each Grantor set forth in Item A of Schedule II with the appropriate agencies therefor, the security interests created under this Security Agreement shall constitute a perfected security interest in the Collateral described on such Financing Statements in favor of the Administrative Agent to the extent that a security interest therein may be perfected by filing a financing statement pursuant to the relevant UCC, prior to all other Liens, except for Permitted Liens.

SECTION 3.8.    Authorization, Approval, Etc. Except as have been obtained or made and are in full force and effect or except with respect to the Financing Statements or, with respect to Intellectual Property Collateral, the recordation of any agreements with the USPTO or the USCO, no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required for the grant by the Grantors of the security interest granted hereby or for the execution, delivery and performance of this Security Agreement by the Grantors.

SECTION 3.9.    Best Interests. It is in the best interests of each Grantor (other than the Borrower) to execute this Security Agreement inasmuch as such Grantor will, as a result of being an Affiliate of the Borrower, derive substantial direct and indirect benefits from the Loans made to the Borrower by the Lenders pursuant to the Credit Agreement, and each Grantor agrees that the Lenders are relying on this representation in agreeing to make such Loans pursuant to the Credit Agreement to the Borrower.

ARTICLE IV

COVENANTS

Each Grantor covenants and agrees that, until the Termination Date, such Grantor will perform, comply with and be bound by the obligations set forth below.

SECTION 4.1.    As to Investment Property, Etc.

SECTION 4.1.1    Capital Securities of Subsidiaries. No Grantor will allow any of its Subsidiaries (including the Borrower):

(a)    that is a corporation, business trust, joint stock company or similar Person, to issue Uncertificated Securities;

(b)    that is a partnership or limited liability company, to (i) issue Capital Securities that are to be dealt in or traded on securities exchanges or in securities markets, (ii) expressly provide in its Organic Documents that its Capital Securities are securities governed by Article 8 of the UCC or (iii) place such Subsidiary’s Capital Securities in a Securities Account; and

(c)    to issue Capital Securities in addition to or in substitution for the Capital Securities pledged hereunder, except to such Grantor (and such Capital Securities are immediately pledged and delivered to the Administrative Agent pursuant to the terms of this Security Agreement).

SECTION 4.1.2    Investment Property (other than Certificated Securities).

(a)    Upon (or such later date as Administrative Agent may agree to) a Grantor’s acquisition or creation of any Deposit Accounts or Securities Accounts (other than Excluded Accounts), such Grantor will cause the bank or securities intermediary maintaining such deposit Accounts or Securities Account to execute a Control Agreement relating thereto.

(b)    With respect to any Uncertificated Securities (other than Uncertificated Securities credited to a Securities Account) issued by a Person other than the Borrower or a Subsidiary constituting Investment Property owned or held by any Grantor, such Grantor will, upon written request from Administrative Agent, cause the issuer of such securities to either (i) register the Administrative Agent as the registered owner thereof on the books and records of the issuer or (ii) execute a Control Agreement relating to such Investment Property pursuant to which the issuer agrees to comply with the Administrative Agent’s instructions with respect to such Uncertificated Securities without further consent by such Grantor. With respect to Uncertificated Securities of the Borrower or any Subsidiary, the Grantor issuer of such Securities hereby agrees to comply with the Administrative Agent’s instructions with respect to such Uncertificated Securities without further consent by such Grantor, and the Administrative Agent hereby agrees not to give such instructions unless an Event of Default has occurred and is continuing.

(c)    Except as otherwise permitted under the Credit Agreement (including Permitted Liens), no Grantor shall cause or permit any Person other than Administrative Agent or the Secured Parties to have “control” (as defined in Section 9-104, 9-105, 9-106 or 9-107 of the UCC) of any Investment Property constituting part of the Collateral.

SECTION 4.1.3    Certificated Securities (Stock Powers). Each Grantor agrees that all Certificated Securities constituting Collateral, including the Capital Securities delivered by such Grantor pursuant to this Security Agreement, will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer reasonably acceptable to the Administrative Agent.

SECTION 4.1.4    Continuous Pledge. Each Grantor will (subject to the terms of the Credit Agreement) deliver to the Administrative Agent all Investment Property and all Payment Intangibles that constitute Collateral to the extent that such Investment Property or Payment Intangibles are evidenced by a Document, Instrument, Promissory Note or Chattel Paper (other than any Intercompany Notes, any Document, Instrument, Promissory Note or Chattel Paper held in a Securities Account or any Document, Instrument, Promissory Note or Chattel Paper not exceeding $500,000 in principal amount individually or $1,000,000 in principal amount in the aggregate).

SECTION 4.1.5    Voting Rights, Dividends, Etc. Each Grantor agrees:

(a)    upon receipt of notice of the occurrence and continuance of an Event of Default from the Administrative Agent and request therefor by the Administrative Agent, so long as such Event of Default shall continue, to deliver (properly endorsed where required hereby or requested by the Administrative Agent) to the Administrative Agent all dividends and Distributions with respect to Investment Property constituting Collateral; all interest, principal, other cash payments on Payment Intangibles; and all Proceeds of the Collateral, in each case thereafter received by such Grantor, all of which shall be held by the Administrative Agent as additional Collateral, except for payments made in accordance with Section 8.6 of the Credit Agreement; and

(b)    immediately upon the occurrence and during the continuance of an Event of Default and so long as the Administrative Agent has notified such Grantor of the Administrative Agent’s intention to exercise its voting power under this clause (b),

(i)    with respect to Collateral consisting of general partner interests or limited liability company interests, to promptly modify its Organic Documents to admit the Administrative Agent as a general partner or member, as applicable;

(ii)    that the Administrative Agent may exercise (to the exclusion of such Grantor) the voting power and all other incidental rights of ownership with respect to any Investment Property constituting Collateral, and such Grantor hereby grants the Administrative Agent an irrevocable proxy, exercisable under such circumstances, to vote such Investment Property; and

(iii)    to promptly deliver to the Administrative Agent such additional proxies and other documents as are reasonably requested by Administrative Agent which are necessary to allow the Administrative Agent to exercise such voting power.

All dividends, Distributions, interest, principal, cash payments, Payment Intangibles and Proceeds constituting Collateral that may at any time and from time to time be held by such Grantor, but which such Grantor is then obligated to deliver to the Administrative Agent, shall, until delivery to the Administrative Agent, be held by such Grantor separate and apart from its other property in trust for the Administrative Agent. The Administrative Agent agrees that unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given the notice referred to in this clause (b), such Grantor will have the exclusive voting power with respect to any Investment Property and the Administrative Agent will, upon the written request of such

Grantor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by such Grantor which are necessary to allow such Grantor to exercise that voting power; provided that no vote shall be cast, or consent, waiver or ratification given, or action taken by such Grantor that would impair any such Collateral or be inconsistent with or violate any provision of any Loan Document.

SECTION 4.2.    Change of Name, Etc. No Grantor will change its name or place of incorporation or organization or federal taxpayer identification number except as otherwise permitted by the Credit Agreement.

SECTION 4.3.    As to Accounts.

(a)    Each Grantor shall have the right to collect all Accounts so long as no Event of Default shall have occurred and be continuing.

(b)    Upon (i) the occurrence and continuance of an Event of Default and (ii) the delivery of notice by the Administrative Agent to each Grantor, all Proceeds of Collateral received by such Grantor shall be delivered in kind to the Administrative Agent and, until delivered to Administrative Agent, shall be deposited in a Deposit Account of such Grantor maintained with the Administrative Agent or that otherwise is a Controlled Account (such Deposit Accounts or Controlled Accounts, collectively, the “Collateral Accounts”), and such Grantor shall not commingle any such Proceeds and shall hold, separate and apart from all other property, all such Proceeds in express trust for the benefit of the Administrative Agent until delivery thereof is made to the Administrative Agent.

(c)    Following the delivery of notice pursuant to clause (b)(ii) above, the Administrative Agent shall have the right to apply any amount in the Collateral Accounts to the payment of any Obligations which are then due and payable in accordance with Section 9.4 of the Credit Agreement.

SECTION 4.4.    As to Grantors’ Use of Collateral.

(a)    Subject to clause (b) below, each Grantor: (i) may in the ordinary course of its business, at its own expense, sell, lease or furnish under contracts of service any of the Inventory normally held by such Grantor for such purpose, and use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by such Grantor for such purpose, (ii) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as the Administrative Agent may reasonably request following the occurrence and during the continuance of an Event of Default or, in the absence of such request, as such Grantor may deem advisable, (iii) may grant, in the ordinary course of business, to any party obligated on any of the Collateral, any rebate, refund or allowance to which such party may be lawfully entitle d, and may accept, in connection therewith, the return of Goods, the sale or lease of which shall have given rise to such Collateral, or (iv) may make Dispositions permitted under the Credit Agreement.

(b)    At any time following the occurrence and during the continuance of an Event of Default, whether before or after the maturity of any of the Obligations until the

Termination Date, the Administrative Agent may: (i) revoke any or all of the rights of each Grantor set forth in clause (a) above, (ii) notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder and (iii) enforce collection of any of the Collateral by suit or otherwise and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby.

(c)    Upon the request of the Administrative Agent following the occurrence and during the continuance of an Event of Default, each Grantor will, at its own expense, notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder.

(d)    At any time following the occurrence and during the continuance of an Event of Default, the Administrative Agent may endorse, in the name of such Grantor, any item, howsoever received by the Administrative Agent, representing any payment on or other Proceeds of any of the Collateral.

(e)    No Grantor may grant a Lien (other than non-consensual Permitted Liens and Permitted Liens described in clauses (a) and (k) of Section 8.3 of the Credit Agreement) on any Bioprojet Agreement to any Person, other than the Secured Parties.

SECTION 4.5.    As to Intellectual Property Collateral. Each Grantor covenants and agrees to comply with the following provisions as such provisions relate to any Intellectual Property Collateral material to the operations or business of such Grantor:

(a)    such Grantor will not (i) do or fail to perform any act whereby any of the Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable, (ii) authorize any of its licensees to (A) fail to continue to use any of the Trademark Collateral in order to maintain all of the Trademark Collateral in full force free from any claim of abandonment for non-use, (B) fail to maintain the quality of products and services offered under all of the Trademark Collateral at a level substantially consistent with the quality of products and services offered under such Trademark as of the date hereof, (C) [reserved], (D) [reserved], (E) [reserved] or (F) do or permit any act or knowingly omit to do any act whereby any of the Trademark Collateral may become invalid or unenforceable or (iii) do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof, unless, in the case of any of the foregoing requirements in clauses (i), (ii) and (iii), such Grantor reasonably and in good faith determines that either (x) such Intellectual Property Collateral is of negligible economic value to such Grantor or (y) the loss of such Intellectual Property Collateral would not be material to such Grantor;

(b)    such Grantor shall promptly notify the Administrative Agent if it knows that any application or registration relating to any material item of the Intellectual Property Collateral may, in the Grantor’s reasonable commercial judgment, become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination (including the institution of, or any such determination in, any proceeding in the USPTO, the USCO or any foreign counterpart thereof or any court) regarding such Grantor’s ownership of any of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same;

(c)    deliver, on a quarterly basis, together with the delivery of the applicable Compliance Certificate for such quarter, a report listing all applications for the registration of any Intellectual Property Collateral with the USPTO or any similar office or agency in any other country or any political subdivision thereof filed during such quarter, and upon the request of the Administrative Agent (subject to the terms of the Credit Agreement and this Security Agreement), the applicable Grantor shall execute and deliver all agreements, instruments and documents as the Administrative Agent may reasonably request to evidence the Administrative Agent’s security interest in any Intellectual Property Collateral;

(d)    [reserved]

(e)    such Grantor will take all reasonable and necessary steps (in such Grantor’s reasonable business judgement), including in any proceeding before the USPTO, the USCO or any similar office or agency in any other country or any political subdivision thereof (subject to the terms of the Credit Agreement), to maintain and pursue any material application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, material Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that dedication, abandonment or invalidation is permitted under the foregoing clause (a) or (b)); and

(f)    such Grantor will promptly (but no less than quarterly and sooner if requested by Administrative Agent) execute and deliver to the Administrative Agent (as applicable) a Patent Security Agreement, Trademark Security Agreement and/or Copyright Security Agreement, as the case may be, in the forms of Exhibit A, Exhibit B and Exhibit C hereto following its obtaining an interest in any such Intellectual Property and shall execute and deliver to the Administrative Agent any other document reasonably required to evidence the Administrative Agent’s interest in any part of such item of Intellectual Property Collateral unless such Grantor shall determine in good faith (with the consent of the Administrative Agent, such consent not to be unreasonably withheld) that any Intellectual Property Collateral is of negligible economic value to such Grantor.

SECTION 4.6.    As to Letter of Credit Rights.

(a)    Each Grantor, by granting a security interest in its Letter of Credit Rights to the Administrative Agent, intends to (and hereby does) collaterally assign to the Administrative Agent its rights (including its contingent rights ) to the Proceeds of all Letter of Credit Rights of which it is or hereafter becomes a beneficiary or assignee.

(b)    Upon the occurrence of an Event of Default, such Grantor will, promptly upon request by the Administrative Agent, (i) notify (and such Grantor hereby authorizes the Administrative Agent to notify) the issuer and each nominated person with respect to each of the Letters of Credit that the Proceeds thereof have been assigned to the Administrative Agent hereunder and any payments due or to become due in respect thereof are to be made directly to the Administrative Agent and (ii) arrange for the Administrative Agent to become the transferee beneficiary of such Letter of Credit.

SECTION 4.7.    As to Commercial Tort Claims. Each Grantor covenants and agrees that, until the Termination Date, with respect to any Commercial Tort Claim exceeding $500,000 hereafter arising, it shall deliver to the Administrative Agent a reasonably detailed description of any such new Commercial Tort Claim.

SECTION 4.8.    Electronic Chattel Paper and Transferable Records. If any Grantor at any time holds or acquires an interest in any Electronic Chattel Paper or any “transferable record,” as that term is defined in Section 201 of the U.S. Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the U.S. Uniform Electronic Transactions Act, as in effect in any relevant jurisdiction, with a value in excess of $500,000, such Grantor shall promptly notify the Administrative Agent thereof and, at the request of the Administrative Agent, shall take such action as the Administrative Agent may reasonably request to vest in the Administrative Agent control under Section 9-105 of the UCC of such Electronic Chattel Paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Administrative Agent agrees with such Grantor that the Administrative Agent will arrange, pursuant to procedures reasonably satisfactory to the Administrative Agent and so long as such procedures will not result in the Administrative Agent’s loss of control, for the Grantor to make alterations to the Electronic Chattel Paper or transferable record permitted under Section 9-105 of the UCC or, as the case may be, Section 201 of the U.S. Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the U.S. Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such Electronic Chattel Paper or transferable record.

SECTION 4.9.    Further Assurances, Etc. Each Grantor agrees that, from time to time at its own expense, it will, subject to the terms of this Security Agreement, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Administrative Agent may reasonably request, in order to perfect, preserve and protect any security interest granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, such Grantor will:

(a)    from time to time upon the written request of the Administrative Agent, promptly deliver to the Administrative Agent such stock powers, instruments and similar documents, reasonably satisfactory in form and substance to the Administrative Agent, with respect to Capital Securities constituting Collateral as are necessary to perfect the security interest created hereunder and will, from time to time upon the prior written request of the Administrative Agent, after the occurrence and during the continuance of any Event of Default, promptly transfer any Capital Securities constituting Collateral into the name of any nominee designated by the Administrative Agent; if any Collateral shall be evidenced by an Instrument, negotiable Document, Promissory Note or tangible Chattel Paper, deliver and pledge to the Administrative Agent hereunder such Instrument, negotiable Document, Promissory Note or tangible Chattel Paper (other than any Intercompany Note, any Instrument, negotiable

Document, Promissory Note or tangible Chattel Paper held in a Securities Account subject to a Control Agreement or any Instrument, negotiable Document, Promissory Note or tangible Chattel Paper not exceeding $500,000 in principal amount individually) duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Administrative Agent;

(b)    file (and hereby authorize the Administrative Agent to file) such Financing Statements or continuation statements, or amendments thereto, and such other instruments or notices (including any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. § 3727, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), as may be necessary or that the Administrative Agent may reasonably request in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Administrative Agent, for the benefit of the Secured Parties, hereby;

(c)    [reserved];

(d)    not take or omit to take any action the taking or the omission of which would result in any impairment or alteration of any obligation of the maker of any Payment Intangible or other Instrument constituting Collateral, except as provided in Section 4.4; and

(e)    not create any tangible Chattel Paper with a value in excess of $500,000 individually or $1,000,000 in the aggregate, without placing a legend on such tangible Chattel Paper reasonably acceptable to the Administrative Agent indicating that the Administrative Agent has a security interest in such Chattel Paper.

With respect to the foregoing and the grant of the security interest hereunder, each Grantor hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral as may be necessary or desirable to create, preserve, perfect or maintain the perfection of or validate the security interest granted hereunder. Each Grantor agrees that a carbon, photographic or other reproduction of this Security Agreement or any UCC financing statement covering the Collateral or any part thereof shall be sufficient as a UCC financing statement where permitted by Law. Each Grantor hereby authorizes the Administrative Agent to file financing statements describing as the collateral covered thereby “all of the debtor’s personal property or assets” or words to that effect, notwithstanding that such wording may be broader in scope than the Collateral described in this Security Agreement.

ARTICLE V

THE ADMINISTRATIVE AGENT

SECTION 5.1.    Agent Appointed Attorney-in-Fact. Each Grantor hereby designates and appoints the Administrative Agent, on behalf of the Secured Parties, and each of its designees or agents, as attorney-in-fact of such Grantor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuance of an Event of Default until the Termination Date in accordance with the terms hereof:

(a)    to demand, collect, settle, compromise and adjust, and give discharges and releases concerning the Collateral, all as the Administrative Agent may deem reasonably appropriate;

(b)    to commence and prosecute any actions at any court for the purposes of collecting any of the Collateral and enforcing any other right in respect thereof;

(c)    to defend, settle or compromise any action brought in respect of the Collateral and, in connection therewith, give such discharge or release as the Administrative Agent may deem reasonably appropriate;

(d)    to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral;

(e)    to direct any parties liable for any payment in connection with any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct;

(f)    to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral;

(g)    to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices and other documents relating to the Collateral;

(h)    to execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security and pledge agreements, affidavits, notices and other agreements, instruments and documents that the Administrative Agent may deem reasonably appropriate in order to perfect and maintain the security interests and liens granted in this Agreement and in order to fully consummate all of the transactions contemplated therein;

(i)    to exchange any of the Collateral or other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depository, transfer agent, registrar or other designated agency upon such terms as the Administrative Agent may deem reasonably appropriate;

(j)    to vote for a shareholder or member resolution, or to sign an instrument in writing, sanctioning the transfer of any or all of the Collateral into the name of the Administrative Agent or one or more of the Secured Parties or into the name of any transferee to whom the Collateral or any part thereof may be sold pursuant to Article VI hereof; and

(k)    to perform the affirmative obligations of such Grantor hereunder.

This power of attorney is a power coupled with an interest and shall be irrevocable for so long as any of the Obligations (other than contingent indemnification obligations for which no claim has been asserted) shall remain outstanding and until all of the commitments relating thereto shall have been terminated. The Administrative Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Administrative Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Administrative Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Administrative Agent solely to protect, preserve and realize upon its security interest in the Collateral.

SECTION 5.2.    Assignment by the Administrative Agent. The Administrative Agent may from time to time assign its security interest in the Collateral to a successor agent in accordance with the Credit Agreement, and the assignee shall be entitled to all of the rights and remedies of the Administrative Agent under this Agreement in relation thereto.

SECTION 5.3.    The Administrative Agent’s Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Administrative Agent hereunder and to account for all proceeds thereof, the Administrative Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Grantors shall be responsible for preservation of all rights in the Collateral, and the Administrative Agent shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Grantors. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Administrative Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Administrative Agent has or is deemed to have knowledge of such matters or (ii) taking any necessary steps to preserve rights against any parties with respect to any of the Collateral. The provisions of Article XI of the Credit Agreement, including the rights, privileges, protections, benefits, indemnities and immunities of the Administrative Agent are incorporated herein, mutatis mutandis, as if a part hereof, and shall also apply to the Administrative Agent acting under or in connection with this Agreement.

SECTION 5.4.    Release of Collateral. The Administrative Agent, upon the direction of the Required Lenders, may release any of the Collateral from this Security Agreement or may substitute any of the Collateral for other Collateral without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Agreement as to any Collateral not expressly released or substituted, and this Agreement shall continue as a first priority (subject to Permitted Liens) lien on all Collateral not expressly released or substituted.

SECTION 5.5.    Application of Proceeds. Upon the occurrence and during the continuation of an Event of Default, any payments in respect of the Obligations and any proceeds of the Collateral, when received by the Administrative Agent or any of the Secured Parties in cash or its equivalent, will be applied in reduction of the Obligations in the order set forth in Section 9.4 of the Credit Agreement, and each Grantor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Administrative Agent shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in accordance with Section 9.4 of the Credit Agreement.

ARTICLE VI

REMEDIES

SECTION 6.1.    Certain Remedies. If any Event of Default shall have occurred and be continuing:

(a)    The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of the Administrative Agent on default under the UCC (whether or not the UCC is in effect in the jurisdiction where the rights and remedies are asserted) and also may:

(i)    take possession of any Collateral not already in its possession without demand and without legal process;

(ii)    require each Grantor to, and each Grantor hereby agrees that it will, at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as reasonably directed by the Administrative Agent and make it available to the Administrative Agent at a place to be designated by the Administrative Agent that is reasonably convenient to both the Administrative Agent and such Grantor;

(iii)    enter onto the property where any Collateral is located and take possession thereof without demand and without legal process; and

(iv)    without notice except as specified below, lease, license, sell or otherwise dispose of the Collateral or any part thereof in one or more parcels at any public or private sale, at any of the Administrative Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by Law, at least ten (10) days’ prior notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b)    All cash Proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied by the Administrative Agent against all or any part of the Obligations as set forth in Section 9.4 of the Credit Agreement.

(c)    The Administrative Agent may:

(i)    transfer all or any part of the Collateral into the name of the Administrative Agent or its nominee, with or without disclosing that such Collateral is subject to the Lien hereunder;

(ii)    notify the parties obligated on any of the Collateral to make payment to the Administrative Agent of any amount due or to become due thereunder;

(iii)    withdraw, or cause or direct the withdrawal, of all funds with respect to any Collateral Account;

(iv)    enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto;

(v)    endorse any checks, drafts, or other writings in any Grantor’s name to allow collection of the Collateral;

(vi)    take control of any Proceeds of the Collateral; and

(vii)    execute (in the name, place and stead of any Grantor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

SECTION 6.2.    Securities Laws. If the Administrative Agent shall determine to exercise its right to sell all or any of the Collateral that are Capital Securities pursuant to Section 6.1(a)(iv), each Grantor agrees that, upon written request of the Administrative Agent, such Grantor will, at its own expense:

(a)    execute and deliver, and cause (or, with respect to any issuer which is not a Subsidiary of such Grantor, use its best efforts to cause) each issuer of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Administrative Agent, advisable to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended and the rules and regulations of the SEC thereunder (the “Securities Act”), and cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by Law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the SEC applicable thereto;

(b)    use its best efforts to exempt the Collateral under the state securities or “Blue Sky” laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Administrative Agent;

(c)    cause (or, with respect to any issuer that is not a Subsidiary of such Grantor, use its best efforts to cause) each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and

(d)    do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable Law.

SECTION 6.3.    Compliance with Restrictions. Each Grantor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable Law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any Governmental Authority or official, and such Grantor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Administrative Agent be liable nor accountable to such Grantor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

SECTION 6.4.    Protection of Collateral. The Administrative Agent may from time to time, at its option, upon the occurrence and continuance of an Event of Default, perform and take any action which the Administrative Agent deems reasonably necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

ARTICLE VII

MISCELLANEOUS PROVISIONS

SECTION 7.1.    Loan Document. This Security Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

SECTION 7.2.    Binding on Successors, Transferees and Assigns; Assignment. This Security Agreement shall remain in full force and effect until the Termination Date has occurred, shall be binding upon the Grantors and their successors, permitted transferees and permitted assigns and shall inure to the benefit of and be enforceable by the Administrative Agent and the Secured Parties; provided that no Grantor may assign or transfer any of its rights or obligations hereunder without the prior consent of the Administrative Agent.

SECTION 7.3.    Amendments, Etc. No amendment or modification to or waiver of any provision of this Security Agreement, nor consent to any departure by any Grantor from its obligations under this Security Agreement, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and the Grantors and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 7.4.    Notices. All notices and other communications provided for hereunder shall be delivered or made as provided in Section 10.2 of the Credit Agreement.

SECTION 7.5.    Release of Liens. Upon (a) the Disposition of Collateral to a Person that is not a Grantor or a Subsidiary of a Grantor in accordance with the Credit Agreement and (b) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (i) such Collateral (in the case of clause (a)) or (ii) all Collateral (in the case of clause (b)). Upon any such Disposition or termination, the Administrative Agent will, at the Grantors’ sole expense, deliver to the Grantors, without any representations, warranties or recourse of any kind whatsoever, all Collateral held by the Administrative Agent hereunder, and execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination. Upon the occurrence of the Termination Date, this Security Agreement shall automatically terminate.

SECTION 7.6.    Additional Grantors. Upon the execution and delivery by any other Person of a supplement in the form of Annex I hereto, such Person shall become a “Grantor” hereunder with the same force and effect as if it were originally a party to this Security Agreement and named as a “Grantor” hereunder. The execution and delivery of such supplement shall not require the consent of any other Grantor hereunder, and the rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Security Agreement. Any schedules delivered by any additional Grantor pursuant to such supplement shall supplement the relevant schedules to this Security Agreement.

SECTION 7.7.    No Waiver; Remedies. In addition to, and not in limitation of Section 2.5, no failure on the part of the Administrative Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by Law.

SECTION 7.8.    Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Security Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 7.9.    Governing Law, Entire Agreement, Etc. THIS SECURITY AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY DOCUMENT CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). This Security Agreement, along with the other Loan Documents, constitutes the entire understanding among the parties hereto with respect to the subject matter thereof and supersedes any prior agreements, written or oral, with respect thereto.

SECTION 7.10.    Counterparts. This Security Agreement may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. This Security Agreement shall become effective when counterparts hereof executed on behalf of all of the signatories hereto, shall have been received by the Administrative Agent. Delivery of an executed counterpart of a signature page to this Security Agreement by email (in “pdf” or “tiff” or similar format) or telecopy shall be effective as delivery of a manually executed counterpart of this Security Agreement.

SECTION 7.11.    Rights of Required Lenders. If the Administrative Agent has resigned and no successor agent has been appointed pursuant to Section 10.10 of the Credit Agreement, all rights of the Administrative Agent hereunder may be exercised by the Required Lenders.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

HARMONY BIOSCIENCES, LLC

By:	/s/ John Jacobs
	Name:	John Jacobs
	Title:	Chief Executive Officer

HARMONY BIOSCIENCES II, LLC

By:	/s/ John Jacobs
	Name:	John Jacobs
	Title:	Chief Executive Officer

[Signature Page to Security Agreement]

IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

ORBIMED ROYALTY & CREDIT OPPORTUNITIES III, LP as the Administrative Agent

By:	OrbiMed ROF III LLC, its General Partner

By:	OrbiMed Advisors LLC, its Managing Member

By:	/s/ W. Carter Neild
	Name:	W. Carter Neild
	Title:	Member

[Signature Page to Security Agreement]

SCHEDULE I

to Security Agreement

Name of Grantor:	Interest:
Harmony Biosciences II, Inc.	100 units of membership interest in Harmony Biosciences, LLC (100%)

SCHEDULE II

to Security Agreement

Item A. Location of each Grantor.

Name of Grantor:	Location for purposes of UCC:	Address of Executive Office and Principal Place of Business

Harmony Biosciences II, Inc.	Delaware	630 W Germantown Pike, Suite 215, Plymouth Meeting, Montgomery County, PA 19462

Harmony Biosciences, LLC	Delaware	630 W Germantown Pike, Suite 215, Plymouth Meeting, Montgomery County, PA 19462

Item B. Filing locations last five years.

Name of Grantor:	Location for purposes of UCC:

Harmony Biosciences II, Inc.	Delaware

Harmony Biosciences, LLC	Delaware

Item C. Trade names.

None.

Item D. Merger or other corporate reorganization.

Harmony Biosciences II, Inc. was previously known as Harmony Biosciences II, LLC.

Item E. Grantor’s federal taxpayer ID numbers.

Name of Grantor:	Taxpayer ID numbers:

Harmony Biosciences II, Inc.	82-2279923

Harmony Biosciences, LLC	82-1608705

Item F. Government Contracts.

None.

Item G. Deposit Accounts, Securities Accounts and Commodity Accounts.

[Account Information]

Item H. Letter of Credit Rights.

None.

Item I. Commercial Tort Claims.

None.

Item J. Pledged Notes.

None.

SCHEDULE III

to Security Agreement

Item A. Patents.

None.

Item B. Patent Licenses.

None.

SCHEDULE IV

to Security Agreement

Item A. Trademarks.

Owner	Trademark	Appl. #	Reg. #	Status	Country of Reg.	Appl. Dt	Reg. Dt
Harmony Biosciences, LLC	REM AT THE WRONG TIME	87954316	N/A	Published (Pending) Intent to Use	USA	6/8/19	N/A

Harmony Biosciences, LLC	NON-REM AT THE WRONG TIME	87954324	N/A	Published (Pending) Intent to Use	USA	6/8/19	N/A

Harmony Biosciences, LLC	KNOW NARCOLEPSY	87830683	5588181	Registered	USA	3/12/18	10/16/18

Harmony Biosciences, LLC	HARMONY BIOSCIENCES	87759175	N/A	Published (Pending) Intent to Use	USA	1/17/18	N/A

Harmony Biosciences, LLC		87759246	N/A	Published (Pending) Intent to Use	USA	1/17/18	N/A

Harmony Biosciences, LLC		87759250	N/A	Published (Pending) Intent to Use	USA	1/17/18	N/A

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Item B. Trademark Licenses.

None.

SCHEDULE V

to Security Agreement

Item A. Copyrights/Mask Works.

None.

Item B. Copyright/Mask Work Licenses.

None.

SCHEDULE VI

to Security Agreement

Trade Secret or Know-How Licenses

None.

EXHIBIT A

to Security Agreement

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT, dated as of [●], 20     (this “Agreement”), is made by [NAME OF GRANTOR], a [●] (the “Grantor”), in favor of ORBIMED ROYALTY & CREDIT OPPORTUNITIES III, LP, a Delaware limited partnership (together with its successors, transferees and assignees, the “Administrative Agent”) for the Secured Parties.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, dated as of January 9, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among HARMONY BIOSCIENCES, LLC, a Delaware limited liability company (the “Borrower”), the Lenders (as defined therein) and the Administrative Agent, the Lenders have extended Commitments to make Loans to the Borrower;

WHEREAS, in connection with the Credit Agreement, the Grantor and its Affiliates have executed and delivered a Pledge and Security Agreement in favor of the Administrative Agent, for the benefit of the Secured Parties, dated as of January 9, 2020 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, pursuant to the Credit Agreement and pursuant to clause (f) of Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in all of the Patent Collateral (as defined below) to secure all of the Obligations; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of the Secured Parties, as follows:

SECTION 1.    Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

SECTION 2.     Grant of Security Interest. The Grantor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in all of the Grantor’s right, title and interest in and to the Patent Collateral, including each Patent and Patent application referred to in Item A of Schedule I attached hereto and each Patent license referred to in Item B of Schedule I attached hereto (excluding any licenses to the Grantor for commercially available off-the-shelf software).

SECTION 3.    Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Patent Collateral with the USPTO. The security interest granted hereby has been granted in furtherance of, and not in limitation of, the security interest granted to the Administrative Agent for the benefit of the Secured Parties under the Security Agreement. The Security Agreement (and all rights and remedies of the Secured Parties thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4.    Release of Liens. Upon (a) the Disposition of Patent Collateral in accordance with the Credit Agreement or (b) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (i) such Patent Collateral (in the case of clause (a)) or (ii) all Patent Collateral (in the case of clause (b)). Upon any such Disposition or termination, the Administrative Agent will, at the Grantor’s sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Patent Collateral held by the Administrative Agent hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

SECTION 5.    Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Secured Parties with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

SECTION 6.    Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

SECTION 7.    Effectiveness. This Agreement shall become effective when a counterpart hereof executed by the Grantor, shall have been received by the Administrative Agent. Delivery of an executed counterpart of a signature page to this Agreement by email (in “pdf” or “tiff” or similar format) or telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signature Page Follows]

2

IN WITNESS WHEREOF, the Grantor hereto has caused this Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

[NAME OF GRANTOR]

By:
Name:
Title:

[Signature Page to Patent Security Agreement]

SCHEDULE I

to Patent Security Agreement

Item A. Patents.

Issued Patents

Country	Patent No.	Issue Date	Inventor(s)	Title

Pending Patent Applications

Country	Serial No.	Filing Date	Inventor(s)	Title

Item B. Patent Licenses (excluding any licenses to the Grantor for commercially available off-the-shelf software).

Country or Territory	Licensor	Licensee	Effective Date	Expiration Date	Subject Matter

EXHIBIT B

to Security Agreement

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT, dated as of [●], 20     (this “Agreement”), is made by [NAME OF GRANTOR], a [●] (the “Grantor”), in favor of ORBIMED ROYALTY & CREDIT OPPORTUNITIES III, LP, a Delaware limited partnership (together with its successors, transferees and assignees, the “Administrative Agent”) for the Secured Parties.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, dated as of January 9, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among HARMONY BIOSCIENCES, LLC, a Delaware limited liability company (the “Borrower”), the Lenders (as defined therein) and the Administrative Agent, the Lenders have extended Commitments to make Loans to the Borrower;

WHEREAS, in connection with the Credit Agreement, the Grantor and its Affiliates have executed and delivered a Pledge and Security Agreement in favor of the Administrative Agent, dated as of January 9, 2020 (as amended, supplemented, or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, pursuant to the Credit Agreement and pursuant to clause (f) of Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in all of the Trademark Collateral (as defined below) to secure all of the Obligations; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of the Secured Parties, as follows:

SECTION 1.    Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

SECTION 2.    Grant of Security Interest. The Grantor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in all of Grantor’s right, title and interest in and to the Trademark Collateral, including those Trademarks referred to in Item A of Schedule I hereto and each Trademark license referred to in Item B of Schedule I hereto (excluding any licenses to the Grantor for commercially available off-the-shelf software).

SECTION 3.    Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the

Trademark Collateral with the USPTO. The security interest granted hereby has been granted in furtherance of, and not in limitation of, the security interest granted to the Administrative Agent for the benefit of the Secured Parties under the Security Agreement. The Security Agreement (and all rights and remedies of the Secured Parties thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4.    Release of Liens. Upon (a) the Disposition of Trademark Collateral in accordance with the Credit Agreement or (b) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (i) such Trademark Collateral (in the case of clause (a)) or (ii) all Trademark Collateral (in the case of clause (b)). Upon any such Disposition or termination, the Administrative Agent will, at the Grantor’s sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Trademark Collateral held by the Administrative Agent hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

SECTION 5.    Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Secured Parties with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

SECTION 6.    Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

SECTION 7.    Effectiveness. This Agreement shall become effective when a counterpart hereof executed by the Grantor, shall have been received by the Administrative Agent. Delivery of an executed counterpart of a signature page to this Agreement by email (in “pdf” or “tiff” or similar format) or telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signature Page Follows]

2

IN WITNESS WHEREOF, the Grantor hereto has caused this Agreement to be duly executed and delivered by Authorized Officer as of the date first above written.

[NAME OF GRANTOR]

By:
Name:
Title:

[Signature Page to Trademark Security Agreement]

SCHEDULE I

to Trademark Security Agreement

Item A. Trademarks.

Registered Trademarks

Country	Trademark	Registration No.	Registration Date

Pending Trademark Applications

Country	Trademark	Serial No.	Filing Date

Item B. Trademark Licenses.

Country or Territory	Trademark	Licensor	Licensee	Effective Date	Expiration Date

EXHIBIT C

to Security Agreement

COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT, dated as of [●], 20     (this “Agreement”), is made by [NAME OF GRANTOR], a [●] (the “Grantor”), in favor of ORBIMED ROYALTY & CREDIT OPPORTUNITIES III, LP, a Delaware limited partnership (together with its successors, transferees and assignees, the “Administrative Agent”) for the Secured Parties.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, dated as of January 9, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among HARMONY BIOSCIENCES, LLC, a Delaware limited liability company (the “Borrower”), the Lenders (as defined therein) and the Administrative Agent, the Lenders have extended Commitments to make Loans to the Borrower;

WHEREAS, in connection with the Credit Agreement, the Grantor and its Affiliates have executed and delivered a Pledge and Security Agreement in favor of the Administrative Agent, dated as of January 9, 2020 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, pursuant to the Credit Agreement and pursuant to clause (f) of Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in all of the Copyright Collateral (as defined below) to secure all of the Obligations; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of the Secured Parties, as follows:

SECTION 1.    Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

SECTION 2.    Grant of Security Interest. The Grantor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in all of the Grantor’s right, title and interest in and to the Copyright Collateral, including the Copyrights referred to in Item A of Schedule I hereto and the exclusive Copyright licenses referred to in Item B of Schedule I hereto (excluding any licenses to the Grantor for commercially available off-the-shelf software).

SECTION 3.    Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Copyright Collateral with the USCO. The security interest granted hereby has been granted in furtherance of, and not in limitation of, the security interest granted to the Administrative Agent for the benefit of the Secured Parties under the Security Agreement. The Security Agreement (and all rights and remedies of the Secured Parties thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4.    Release of Liens. Upon (a) the Disposition of Copyright Collateral in accordance with the Credit Agreement or (b) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (i) such Copyright Collateral (in the case of clause (a)) or (ii) all Copyright Collateral (in the case of clause (b)). Upon any such Disposition or termination, the Administrative Agent will, at the Grantor’s sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Copyright Collateral held by the Administrative Agent hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

SECTION 5.    Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Secured Parties with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

SECTION 6.    Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

SECTION 7.    Effectiveness. This Agreement shall become effective when a counterpart hereof executed by the Grantor, shall have been received by the Administrative Agent. Delivery of an executed counterpart of a signature page to this Agreement by email (in “pdf” or “tiff” or similar format) or telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signature Page Follows]

2

IN WITNESS WHEREOF, the Grantor hereto has caused this Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

[NAME OF GRANTOR]

By:
Name:
Title:

[Signature Page to Copyright Security Agreement]

SCHEDULE I

to Copyright Security Agreement

Item A. Copyrights/Mask Works.

Registered Copyrights/Mask Works

Country	Registration No.	Registration Date	Author(s)	Title

Copyright/Mask Work Pending Registration Applications

Country	Serial No.	Filing Date	Author(s)	Title

Item B.. Exclusive Copyright/Mask Work Licenses.

Country or Territory	Licensor	Licensee	Effective Date	Expiration Date

ANNEX I

to Security Agreement

SUPPLEMENT TO

PLEDGE AND SECURITY AGREEMENT

This SUPPLEMENT, dated as of [●], 20     (this “Supplement”), is to the Pledge and Security Agreement, dated as of January 9, 2020 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Security Agreement”), among the Grantors (such term, and other terms used in this Supplement, to have the meanings set forth in Article I of the Security Agreement, unless otherwise defined herein or if the context otherwise requires) from time to time party thereto, in favor of ORBIMED ROYALTY & CREDIT OPPORTUNITIES III, LP, a Delaware limited partnership (together with its successors, transferees and assignees, the “Administrative Agent”) for the Secured Parties (as defined below).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, dated as of January 9, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among HARMONY BIOSCIENCES, LLC, a Delaware limited liability company (the “Borrower”), the Lenders and the Administrative Agent, the Lenders have extended Commitments to make Loans to the Borrower;

WHEREAS, pursuant to the provisions of Section 7.6 of the Security Agreement, each of the undersigned is becoming a Grantor under the Security Agreement; and

WHEREAS, each of the undersigned desires to become a “Grantor” under the Security Agreement in order to induce the Lenders to continue to extend Loans under the Credit Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned agrees, for the benefit of the Secured Parties, as follows.

SECTION 1.    Party to Security Agreement, Etc. In accordance with the terms of the Security Agreement, by its signature below, each of the undersigned hereby irrevocably agrees to become a Grantor under the Security Agreement with the same force and effect as if it were an original signatory thereto and each of the undersigned hereby (a) agrees to be bound by and comply with all of the terms and provisions of the Security Agreement applicable to it as a Grantor and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct as of the date hereof, unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date. In furtherance of the foregoing, each reference to a “Grantor” or “Grantors” in the Security Agreement shall be deemed to include each of the undersigned.

SECTION 2.    Schedules. Each of the undersigned hereby authorizes the Administrative Agent to add the information set forth on the Schedules to this Supplement to the correlative Schedules attached to the Security Agreement.

SECTION 3.    Representations. Each of the undersigned hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Security Agreement constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 4.    Full Force of Security Agreement. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect in accordance with its terms.

SECTION 5.    Severability. Wherever possible each provision of this Supplement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Supplement shall be prohibited by or invalid under such Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Supplement or the Security Agreement.

SECTION 6.    Governing Law, Entire Agreement, Etc. THIS SUPPLEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY DOCUMENT CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). This Supplement, along with the other Loan Documents, constitutes the entire understanding among the parties hereto with respect to the subject matter thereof and supersedes any prior agreements, written or oral, with respect thereto.

SECTION 7.    Effectiveness. This Supplement shall become effective with respect to a Grantor when a counterpart hereof executed by such undersigned Grantor shall have been received by the Administrative Agent. Delivery of an executed counterpart of a signature page to this Supplement by email (in “pdf” or “tiff” or similar format) or telecopy shall be effective as delivery of a manually executed counterpart of this Supplement.

[Signature Page Follows]

2

IN WITNESS WHEREOF, each of the parties hereto has caused this Supplement to be duly executed and delivered by its Authorized Officer as of the date first above written.

NAME OF ADDITIONAL SUBSIDIARY]

By:
Name:
Title:

NAME OF ADDITIONAL SUBSIDIARY]

By:
Name:
Title:

[Signature Page to Security Agreement Supplement]

[COPY SCHEDULES FROM SECURITY AGREEMENT]